UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2003



                              BANDAG, INCORPORATED
             (Exact name of registrant as specified in its charter)



                Iowa                      1-7007               42-0802143
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  (State or other jurisdiction of    (Commission File        (IRS Employer
           incorporation)                 Number)         Identification No.)



                2905 North Highway 61, Muscatine, Iowa 52761-5886
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           (Address or principal executive offices including zip code)

                                 (563) 262-1400
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              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a). Not applicable.
          (b). Not applicable.
          (c). See Exhibit Index on page 3.


Item 9.   Regulation FD Disclosure. (Information provided under Item 12 -
------    ------------------------
          Results of Operations and Financial Condition).

On April 17, 2003, Bandag, Incorporated issued a press release reporting financial results for the first quarter ended March 31, 2003. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BANDAG, INCORPORATED
                                        (Registrant)



Date:      April 18, 2003               /s/ Warren W. Heidreder
                                        ----------------------------------------
                                        Warren W. Heidbreder
                                        Vice President, Chief Financial Officer


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

                                  Exhibit Index
                                  -------------

Exhibit
Number        Exhibit
------        -------

99            Press Release dated April 17, 2003.





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